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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 5, 2005
                                                 -------------------------------

                               TRIMAS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-100351                 38-2687639
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

 39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan         48304
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (248) 631-5400
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL AGREEMENT.

Pursuant to an Amendment dated as of July 5, 2005 ("Amendment") to the
Receivables Transfer Agreement dated as of June 6, 2002 (as amended, the
"Agreement"), by and among TSPC, Inc. (as "Transferor"), TriMas Corporation (the
"Company" as "Collection Agent"), TriMas Company, LLC (as "Guarantor"), certain parties as CP Conduit Purchasers, Committed Purchasers and Funding Agents and
JPMorgan Chase Bank (as "Administrative Agent"), the parties amended the
Agreement, on substantially similar or more favorable terms, and extended the expiration date from July 5, 2005 to December 31, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:

                 Exhibit No.      Description

                 99.1     Amendment dated as of July 5, 2005 to the Agreement
                          dated as of June 6, 2002.

                 99.2     TriMas Receivables Facility Amended and Restated Fee
                          Letter dated July 1, 2005.

                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIMAS CORPORATION

Date:         July 5, 2005                      By:    /s/ Grant H. Beard
      ---------------------------                   --------------------------
                                                Name:  Grant H. Beard
                                                Title: Chief Executive Officer